Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, David Karp certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report of CounterPath Corporation (the “Company”) on Form 10-Q for the three months ended July 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Karp
David Karp
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

September 13, 2018